                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

   The undersigned Directors of Viacom Inc. (the "Company") hereby constitute and appoint Michael D. Fricklas and Philippe P. Dauman, each in an individual capacity, as true and lawful attorneys-in-fact for the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), the Company's Registration Statement on Form S-4 relating to the proposed merger with CBS Corporation and any and all amendments (including post-effective amendments) and exhibits thereto with the Commission, any related registration statement and its amendments and exhibits filed pursuant to Rule 462(b) under the Securities Act and any and all applications and other documents to be filed with the Commission pertaining to the registration of the securities covered thereby or under any related registration statement or any amendment thereto, with full power and authority to do and perform each and every act and thing requisite and necessary or desirable, hereby ratifying and confirming all that such attorney-in-fact or its substitute shall lawfully do or cause to be done by virtue hereof.

                 Signature                           Title                    Date
                 ---------                           -----                    ----
           /s/ George S. Abrams                     Director            October 4, 1999
___________________________________________
             George S. Abrams

          /s/ Philippe P. Dauman                    Director            October 4, 1999
___________________________________________
            Philippe P. Dauman

           /s/ Thomas E. Dooley                     Director            October 4, 1999
___________________________________________
             Thomas E. Dooley

              /s/ Ken Miller                        Director            October 4, 1999
___________________________________________
                Ken Miller

           /s/ Brent D. Redstone                    Director            October 4, 1999
___________________________________________
             Brent D. Redstone

            /s/ Shari Redstone                      Director            October 4, 1999
___________________________________________
              Shari Redstone

          /s/ Sumner M. Redstone                    Director            October 4, 1999
___________________________________________
            Sumner M. Redstone

          /s/ Frederic V. Salerno                   Director            October 4, 1999
___________________________________________
            Frederic V. Salerno

           /s/ William Schwartz                     Director            October 4, 1999
___________________________________________
             William Schwartz

            /s/ Ivan Seidenberg                     Director            October 4, 1999
___________________________________________
              Ivan Seidenberg